                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2002



                             NEW VISUAL CORPORATION
             (Exact name of registrant as specified in its charter)

         UTAH                        0-21785                     95-4543704
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


     5920 FRIARS ROAD, SUITE 104
             SAN DIEGO, CA                                         92108
(Address of principal executive offices)                         (ZIP Code)



                                 (619) 692-0333
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On Thursday, March 14, 2002, Ray Willenberg, Jr., the President and Chief Executive Officer of New Visual Corporation (the "Company") issued a letter to the Company's shareholders on the Company's website
(www.newvisual.com). The letter addresses several of the Company's recent developments and prospects.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are provided as Exhibits to this Form 8-K:

(c)      EXHIBITS.

   EXHIBIT NO.             DOCUMENT DESCRIPTION
   ----------              --------------------

         99.1              Letter to Shareholders, dated March 14, 2002.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NEW VISUAL CORPORATION


March 14, 2001

                                           By: /s/ Ray Willenberg, Jr.
                                           -------------------------------------
                                           Ray Willenberg, Jr.,
                                           President and Chief Executive Officer